                                                                   Exhibit 99.28

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                       $6,167,778
Aggregate Original
   Principal Balance                       $6,167,931
Number of Mortgage Loans                          123

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,000      $172,500          $50,146
Outstanding Principal Balance      $19,994      $172,481          $50,145

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180           360              349
Stated remaining Term (mos)           178           360              348
Loan Age (mos)                          0             2                1
Current Interest Rate               8.990%       13.990%          11.783%
Initial Interest Rate Cap(4)        0.000%        0.000%           0.000%
Periodic Rate Cap(4)                0.000%        0.000%           0.000%
Gross Margin(4)                     0.000%        0.000%           0.000%
Maximum Mortgage Rate(4)            0.000%        0.000%           0.000%
Minimum Mortgage Rate(4)            0.000%        0.000%           0.000%
Months to Roll(4)                       0             0                0
Original Loan-to-Value              86.01%       100.00%           99.76%
Combined Loan-to-Value              86.01%       100.00%           99.76%
Credit Score (3)                      560           770              626

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    07/01/2021    09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                              0.00%
2nd Lien                            100.00%

OCCUPANCY
Primary                             100.00%
Second Home                           0.00%
Investment                            0.00%

LOAN TYPE
Fixed Rate                          100.00%
ARM                                   0.00%

AMORTIZATION TYPE
Fully Amortizing                     24.12%
Interest Only                         0.00%
15/30 Balloon                         5.55%
30/40 Balloon                        70.34%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                             90.15%
Refinance - Rate Term                 1.17%
Refinance - Cashout                   8.68%

PROPERTY TYPE
Single Family Residence              68.73%
Condominium                           3.94%
Planned Unit Development             23.91%
2-4 Family                            3.42%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
8.501% to 9.000%               1       101,578       1.65      8.990      724      101,578     100.00     54.19    100.00    0.00
9.001% to 9.500%               6       143,291       2.32      9.268      679       23,882      99.99     45.04    100.00    0.00
9.501% to 10.000%              4       295,560       4.79      9.894      664       73,890     100.00     43.88    100.00    0.00
10.001% to 10.500%             7       554,788       8.99     10.454      654       79,255     100.00     48.47    100.00    0.00
10.501% to 11.000%            15       769,084      12.47     10.681      649       51,272      99.86     47.88    100.00    0.00
11.001% to 11.500%             4       289,554       4.69     11.321      651       72,389     100.00     44.41     40.43    0.00
11.501% to 12.000%            25     1,490,376      24.16     11.867      628       59,615      99.63     44.05     95.50    0.00
12.001% to 12.500%            18       741,463      12.02     12.250      607       41,192      99.93     44.47    100.00    0.00
12.501% to 13.000%            20       774,780      12.56     12.786      590       38,739      99.55     47.70    100.00    0.00
13.001% to 13.500%            19       827,014      13.41     13.356      595       43,527      99.51     45.18    100.00    0.00
13.501% to 14.000%             4       180,290       2.92     13.858      596       45,073     100.00     45.36    100.00    0.00
                             ---     ---------     ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     9       342,207       5.55     11.974      621       38,023      99.78     43.81    100.00    0.00
229 to 240                     1        45,950       0.75     11.500      636       45,950     100.00     54.11    100.00    0.00
349 to 360                   113     5,779,621      93.71     11.774      626       51,147      99.76     45.87     95.86    0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF  ORIGINAL           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               81     2,507,188      40.65     12.018      616       30,953      99.77     43.27     97.33    0.00
$50,001 to $100,000           30     2,165,531      35.11     11.939      627       72,184      99.84     46.69    100.00    0.00
$100,001 to $150,000           9       995,092      16.13     11.115      638      110,566      99.45     50.27    100.00    0.00
$150,001 to $200,000           3       499,967       8.11     11.265      645      166,656     100.00     45.97     65.50    0.00
$200,001 to $250,000           0             0         --         --        0            0         --        --      0.00    0.00
$250,001 to $300,000           0             0         --         --        0            0         --        --      0.00    0.00
$300,001 to $350,000           0             0         --         --        0            0         --        --      0.00    0.00
$350,001 to $400,000           0             0         --         --        0            0         --        --      0.00    0.00
$400,001 to $450,000           0             0         --         --        0            0         --        --      0.00    0.00
$450,001 to $500,000           0             0         --         --        0            0         --        --      0.00    0.00
$500,001 to $550,000           0             0         --         --        0            0         --        --      0.00    0.00
$550,001 to $600,000           0             0         --         --        0            0         --        --      0.00    0.00
$600,001 to $650,000           0             0         --         --        0            0         --        --      0.00    0.00
$650,001 to $700,000           0             0         --         --        0            0         --        --      0.00    0.00
$700,001 to $750,000           0             0         --         --        0            0         --        --      0.00    0.00
$750,001 to $800,000           0             0         --         --        0            0         --        --      0.00    0.00
$800,001 to $850,000           0             0         --         --        0            0         --        --      0.00    0.00
$850,001 to $900,000           0             0         --         --        0            0         --        --      0.00    0.00
$900,001 to $950,000           0             0         --         --        0            0         --        --      0.00    0.00
$950,001 to $1,000,000         0             0         --         --        0            0         --        --      0.00    0.00
                             ---     ---------     ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                      NUMBER    AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                        OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                     MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES          LOANS   OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------  --------  -----------  -----------  -----------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans       9       342,207   5.548296603  11.97364153     621       38,023      99.78     43.81    100.00    0.00
20 Year Fixed Loans       1        45,950          0.75       11.500     636       45,950     100.00     54.11    100.00    0.00
30 Year Fixed Loans      37     1,441,463         23.37       11.366     629       38,958      99.74     43.18    100.00    0.00
30/40 Balloon Loans      76     4,338,158         70.34       11.910     625       57,081      99.77     46.77     94.48    0.00
                        ---     ---------   -----------  -----------     ---       ------     ------     -----    ------    ----
TOTAL:                  123     6,167,778        100.00       11.783     626       50,145      99.76     45.82     96.12    0.00
                        ===     =========   ===========  ===========     ===       ======     ======     =====    ======    ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              38     1,487,413      24.12     11.370      629       39,142      99.74     43.52    100.00    0.00
Balloon                       85     4,680,365      75.88     11.915      625       55,063      99.77     46.55     94.88    0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    ======    ====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                   123     6,167,778     100.00     11.783      626       50,145      99.76     45.82    96.12    0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    -----    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82    96.12    0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    =====    ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        1        33,360       0.54     12.625      564       33,360     100.00     43.29    100.00    0.00
Arizona                        3       146,750       2.38     11.378      650       48,917      99.99     36.19    100.00    0.00
Arkansas                       1        26,836       0.44      9.125      704       26,836      99.95     51.59    100.00    0.00
California                    18     1,896,858      30.75     11.394      637      105,381      99.71     46.68     90.91    0.00
Colorado                      11       425,648       6.90     12.365      620       38,695      99.23     48.28    100.00    0.00
Florida                       13       581,497       9.43     12.601      611       44,731      99.85     44.57    100.00    0.00
Georgia                        8       290,319       4.71     11.652      629       36,290     100.00     51.23    100.00    0.00
Idaho                          2       134,010       2.17     11.395      630       67,005     100.00     45.14    100.00    0.00
Illinois                       2       111,566       1.81     12.064      595       55,783      96.91     49.58    100.00    0.00
Iowa                           3       111,000       1.80     11.629      625       37,000     100.00     43.45    100.00    0.00
Kansas                         3        89,140       1.45     12.378      597       29,713      99.98     47.92    100.00    0.00
Kentucky                       3        73,000       1.18     12.298      597       24,333     100.00     32.54    100.00    0.00
Maryland                       2       188,989       3.06     10.625      651       94,495     100.00     52.07    100.00    0.00
Massachusetts                  1        58,950       0.96     12.000      629       58,950      99.98     55.40    100.00    0.00
Michigan                       4       111,200       1.80     12.159      595       27,800     100.00     43.69    100.00    0.00
Minnesota                      1        47,800       0.77     11.500      628       47,800     100.00     20.60    100.00    0.00
Missouri                       1        33,200       0.54     11.625      633       33,200     100.00     52.17    100.00    0.00
Nebraska                       2        70,800       1.15     11.771      597       35,400     100.00     32.30    100.00    0.00
Nevada                         2       163,573       2.65     11.930      636       81,786     100.00     53.08    100.00    0.00
New Jersey                     1        44,000       0.71     12.000      627       44,000     100.00     45.54    100.00    0.00
North Carolina                 6       203,526       3.30     11.430      621       33,921      99.46     45.42    100.00    0.00
Ohio                           6       138,055       2.24     13.089      586       23,009     100.00     43.42    100.00    0.00
Oklahoma                       1        20,250       0.33     10.625      653       20,250     100.00     21.21    100.00    0.00
Oregon                         2        66,400       1.08     11.550      622       33,200     100.00     54.70    100.00    0.00
Pennsylvania                   2        68,496       1.11     12.206      624       34,248      99.99     42.08     35.77    0.00
Tennessee                      3        62,522       1.01      9.250      633       20,841     100.00     37.40    100.00    0.00
Virginia                       2       120,800       1.96     12.988      603       60,400     100.00     37.89    100.00    0.00
Washington                    15       743,849      12.06     11.979      628       49,590     100.00     47.38     96.91    0.00
Wisconsin                      3        76,385       1.24     11.961      625       25,462      99.30     35.44    100.00    0.00
Wyoming                        1        29,000       0.47     12.125      622       29,000     100.00     28.94    100.00    0.00
                             ---     ---------     ------     ------      ---    ---------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===    =========     ======     =====    ======    ====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0             0         --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%               0             0         --         --        0            0         --        --      0.00    0.00
60.01% to 65.00%               0             0         --         --        0            0         --        --      0.00    0.00
65.01% to 70.00%               0             0         --         --        0            0         --        --      0.00    0.00
70.01% to 75.00%               0             0         --         --        0            0         --        --      0.00    0.00
75.01% to 80.00%               0             0         --         --        0            0         --        --      0.00    0.00
80.01% to 85.00%               0             0         --         --        0            0         --        --      0.00    0.00
85.01% to 90.00%               1        23,200       0.38     13.125      601       23,200      86.01     53.80    100.00    0.00
90.01% to 95.00%               2       178,000       2.89     12.186      607       89,000      95.00     50.07    100.00    0.00
95.01% to 100.00%            120     5,966,578      96.74     11.766      627       49,721      99.96     45.66     95.99    0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    ======    ====


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0             0         --         --       0             0         --        --      0.00    0.00
55.01% to 60.00%               0             0         --         --       0             0         --        --      0.00    0.00
60.01% to 65.00%               0             0         --         --       0             0         --        --      0.00    0.00
65.01% to 70.00%               0             0         --         --       0             0         --        --      0.00    0.00
70.01% to 75.00%               0             0         --         --       0             0         --        --      0.00    0.00
75.01% to 80.00%               0             0         --         --       0             0         --        --      0.00    0.00
80.01% to 85.00%               0             0         --         --       0             0         --        --      0.00    0.00
85.01% to 90.00%               1        23,200       0.38     13.125      601       23,200      86.01     53.80    100.00    0.00
90.01% to 95.00%               2       178,000       2.89     12.186      607       89,000      95.00     50.07    100.00    0.00
95.01% to 100.00%            120     5,966,578      96.74     11.766      627       49,721      99.96     45.66     95.99    0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 2       136,730       2.22     12.167      622       68,365     100.00     16.83    100.00    0.00
20.01% to 25.00%               6       205,244       3.33     11.474      620       34,207     100.00     22.23    100.00    0.00
25.01% to 30.00%               5       140,132       2.27     11.621      614       28,026     100.00     27.96    100.00    0.00
30.01% to 35.00%               5       199,780       3.24     12.819      599       39,956     100.00     32.62    100.00    0.00
35.01% to 40.00%              11       448,258       7.27     11.688      626       40,751      99.88     37.49    100.00    0.00
40.01% to 45.00%              16       859,489      13.94     11.644      625       53,718      99.87     43.43     92.21    0.00
45.01% to 50.00%              35     1,802,710      29.23     11.861      623       51,506      99.65     47.57     90.43    0.00
50.01% to 55.00%              39     2,155,485      34.95     11.692      634       55,269      99.68     52.55    100.00    0.00
55.01% to 60.00%               4       219,950       3.57     11.997      619       54,988      99.99     55.29    100.00    0.00
                             ---     ---------     ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======     ======     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     109     5,560,193      90.15     11.759      627      51,011       99.87     45.58     95.69    0.00
Refinance - Cashout           12       535,485       8.68     12.000      615      44,624       98.65     47.14    100.00    0.00
Refinance - Rate Term          2        72,100       1.17     12.041      612      36,050      100.00     54.84    100.00    0.00
                             ---     ---------     ------     ------      ---      ------      ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626      50,145       99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===      ======      ======     =====    ======    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 87     4,238,889      68.73     11.824      625      48,723       99.94     44.99     94.89    0.00
Planned Unit Development      25     1,474,577      23.91     11.651      628      58,983       99.54     47.27    100.00    0.00
Condo                          8       243,319       3.94     12.156      624      30,415      100.00     46.88     90.55    0.00
Two- to Four-Family            3       210,993       3.42     11.469      642      70,331       97.42     51.19    100.00    0.00
                             ---     ---------     ------     ------      ---      ------      ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626      50,145       99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===      ======      ======     =====    ======    ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           120     5,928,303      96.12     11.800      625       49,403      99.75     45.80    100.00    0.00
Stated                         3       239,475       3.88     11.367      659       79,825     100.00     46.28      0.00    0.00
                             ---     ---------     ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======     ======     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      123     6,167,778     100.00     11.783      626       50,145      99.76     45.82    96.12     0.00
                             ---     ---------     ------     ------      ---       ------      -----     -----    -----     ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82    96.12     0.00
                             ===     =========     ======     ======      ===       ======      =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                              7       452,206       7.33     10.687      654      64,600.90    99.99     48.06    100.00    0.00
1                             95     4,635,568      75.16     12.090      616      48,795.45    99.70     45.02    100.00    0.00
2                             21     1,080,004      17.51     10.926      657      51,428.76    99.95     48.31     77.83    0.00
                             ---     ---------     ------     ------      ---      ---------    -----     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626         50,145    99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===      =========    =====     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          66     2,718,293      44.07     11.867      624       41,186      99.69     46.67     97.54    0.00
12 Months                      4       389,381       6.31     11.723      642       97,345     100.00     48.98     55.70    0.00
24 Months                     32     2,062,088      33.43     11.600      631       64,440      99.69     45.10    100.00    0.00
36 Months                     21       998,015      16.18     11.958      614       47,525     100.00     43.78    100.00    0.00
                             ---     ---------     ------     ------      ---       ------     ------     -----    ------    ----
Total:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======     ======     =====    ======    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0             0         --         --        0            0         --        --      0.00    0.00
501 to 525                     0             0         --         --        0            0         --        --      0.00    0.00
526 to 550                     0             0         --         --        0            0         --        --      0.00    0.00
551 to 575                     5       285,560       4.63     12.863      565       57,112      98.79     43.22    100.00    0.00
576 to 600                    34     1,128,205      18.29     12.914      590       33,183      99.93     41.60    100.00    0.00
601 to 625                    30     1,630,497      26.44     12.523      612       54,350      99.80     47.85    100.00    0.00
626 to 650                    25     1,380,363      22.38     11.501      636       55,215      99.56     45.69     96.81    0.00
651 to 675                    24     1,521,813      24.67     10.581      657       63,409      99.93     46.48     87.15    0.00
676 to 700                     2        72,737       1.18      9.567      685       36,368     100.00     49.63    100.00    0.00
701 to 725                     2       128,414       2.08      9.018      720       64,207      99.99     53.65    100.00    0.00
726 to 750                     0             0         --         --        0            0         --        --      0.00    0.00
751 to 775                     1        20,189       0.33      9.125      770       20,189     100.00     50.07    100.00    0.00
776 to 800                     0             0         --         --        0            0         --        --      0.00    0.00
801 to 825                     0             0         --         --        0            0         --        --      0.00    0.00
                             ---     ---------     ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                       123     6,167,778     100.00     11.783      626       50,145      99.76     45.82     96.12    0.00
                             ===     =========     ======     ======      ===       ======     ======     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
January 1900